Commitments	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments
7.	Commitments

(a)	On April 1, 2013, the Company entered into a consulting agreement. Pursuant to the agreement, the Company will pay the consultant $4,570 (5,000,000 Korean Won) per month and reimbursements for approved expenses incurred for consulting services provided for a period of one year.

(b)	On September 10, 2013, the Company entered into a premises lease agreement for a term of one year, whereby the Company is required to pay $2,285 (2,500,000 Korean Won) per month.

(c)	On October 1, 2013, the Company entered into an agreement whereby the Company will pay the consultant $9,258 (Cdn$10,000) per month for services provided for a period of one year. The agreement may be renewed on a yearly basis after the initial term.